Exhibit 10.2

FOURTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

AND JOINT ESCROW INSTRUCTIONS

THIS FOURTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is dated as of November 2, 2017 by and between NETAPP, INC., a Delaware corporation (“Seller”), and GOOGLE LLC, a Delaware limited liability company (“Buyer”).

RECITALS

A.Buyer (as successor-in-interest to Google Inc., a Delaware corporation) and Seller entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of September 11, 2017 (the “Original Agreement”), as amended by that certain First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated as of October 2, 2017 (the “First Amendment”), and as further amended by that certain Second Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated as of October 25, 2017 (the “Second Amendment”), and as further amended by that certain Third Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated as of October 31, 2017 (the “Third Amendment” and together with the First Amendment, the Second Amendment and the Original Agreement, the “Agreement”) with respect to certain real property, improvements and undeveloped land located in Sunnyvale, California (as more particularly described in the Agreement, the “Property”).  All capitalized and undefined terms used in this Amendment shall have the meanings given to them in the Agreement.

B.Pursuant to the terms of the Purchase Agreement, the period of time (the “Property Approval Period”) for Buyer's due diligence inspection of the Property will expire on the Contingency Deadline, which is 5:00 pm (Pacific Time) on November 2, 2017.

C.Buyer and Seller have mutually agreed to modify the Agreement, all as more particularly set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and of the conditions, terms, covenants, and agreements set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the Agreement is amended as follows:

1.Recitals & References.  The Recitals set forth above are incorporated herein as though set forth in full herein. All references to the “Agreement” in this Amendment or in the Agreement shall mean the Agreement as amended by this Amendment.

2.Contingency Deadline. Notwithstanding anything to the contrary in the Agreement, the Contingency Deadline is hereby extended to expire at 5:00 pm (Pacific Time) on November 8, 2017.

3.Full Force and Effect.  Except as modified by this Amendment, the terms and provisions of the Agreement are hereby ratified and confirmed and are and shall remain in full force and effect. Should any inconsistency arise between this Amendment and the Agreement as to the specific matters which are the subject of this Amendment, the terms and conditions of this Amendment shall control. This Amendment shall be construed to be a part of the Agreement and shall be deemed incorporated in the Agreement by this reference.

SMRH:484746090.1	-1-

4.Counterparts; Facsimile and Electronic Copy.  This Amendment may be executed in two (2) or more counterparts, each of which shall be an original, and all of which shall constitute one original of this Amendment.  Signatures to this Amendment transmitted by telecopy or email shall be valid and effective to bind the party so signing.  Each party agrees to promptly deliver an execution original to this Amendment with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Amendment, it being expressly agreed that each party to this Amendment shall be bound by its own telecopied or emailed signature and shall accept the telecopied or emailed signature of the other party to this Amendment

5.Entire Agreement.  The Agreement, as amended by this Amendment, constitutes the full and complete agreement and understanding between the parties hereto and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in the Agreement, as so amended, and no provision of the Agreement, as so amended, may be modified, amended, waived or discharged, in whole or in party, except by a written instrument executed by all of the parties hereto.

6.Governing Law.  This Amendment shall be governed by the laws of the State of California.

7.Authority.  Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

[SIGNATURE PAGE FOLLOWS]

SMRH:484746090.1	-2-

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SELLER:

NETAPP, INC.,

a Delaware corporation

By: /s/ Jeffrey Bergmann

Name: Jeffrey Bergmann

Title: Vice President, Tax & Treasury

BUYER:

GOOGLE LLC,

a Delaware limited liability company

By: /s/ Mark Golan

Name: Mark Golan

Title: Authorized Signatory

SMRH:484746090.1	-3-